EXHIBIT 99
----------

                       AMLI RESIDENTIAL PROPERTIES TRUST
                         FINANCIAL AND OPERATING DATA
                                March 31, 2000


            1.     Funds from Operations

            2.     Statements of Operations

            3.     Balance Sheets

            4.     Selected Financial Information

            5.     Debt

            6.     Debt Maturities

            7.     Same Community Comparison - Wholly-Owned
                   - three months ended March 31, 2000 and 1999

            8. Same Community Comparison - Wholly-Owned and Co-Investments
                   - three months ended March 31, 2000 and 1999

            9.     Property Information

            10.    Property EBITDA

            11.    Development Activities

                       AMLI RESIDENTIAL PROPERTIES TRUST
                             FUNDS FROM OPERATIONS
            Unaudited - Dollars in thousands except per share data



                                                     THREE MONTHS ENDED
                                                          MARCH 31,
                                                   ----------------------
                                                     2000          1999
                                                  ---------      --------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . .     $ 26,274        26,695
  Other. . . . . . . . . . . . . . . . . . . .        1,537         1,569
                                                   --------      --------
        Total Property Revenues. . . . . . . .       27,811        28,264
                                                   --------      --------

Property operating expenses. . . . . . . . . .       (9,843)      (10,055)
Property management fees . . . . . . . . . . .         (695)         (707)
                                                   --------      --------
        Property expenses. . . . . . . . . . .      (10,538)      (10,762)
Operating expense ratio. . . . . . . . . . . .        37.9%         38.1%
                                                   --------      --------
        Net operating income . . . . . . . . .       17,273        17,502
                                                   --------      --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1)(2) . . . . . .         (275)         (274)
  Interest from Service Companies (3). . . . .        1,210         1,013
  Other interest . . . . . . . . . . . . . . .          355           327
  Share of partnerships FFO (4). . . . . . . .        2,873         1,907
  Fee income - acquisitions and
    dispositions . . . . . . . . . . . . . . .          110         --
  Fee income - developments. . . . . . . . . .          385           320
  Fee income - asset management. . . . . . . .          148           151
  Other (6). . . . . . . . . . . . . . . . . .        --                2
                                                   --------      --------
        Total other income . . . . . . . . . .        4,806         3,446
General and administrative . . . . . . . . . .         (928)       (1,046)
                                                   --------      --------
EBITDA . . . . . . . . . . . . . . . . . . . .       21,151        19,902
                                                   --------      --------
Interest expense . . . . . . . . . . . . . . .       (5,642)       (5,316)
Amortization of deferred costs . . . . . . . .         (118)         (111)
                                                   --------      --------
FUNDS FROM OPERATIONS (FFO) (6). . . . . . . .     $ 15,391        14,475
                                                   ========      ========

                       AMLI RESIDENTIAL PROPERTIES TRUST
                       FUNDS FROM OPERATIONS - CONTINUED
            Unaudited - Dollars in thousands except per share data



                                                     THREE MONTHS ENDED
                                                          MARCH 31,
                                                   ----------------------
                                                     2000          1999
                                                  ---------      --------

Capital expenditures paid from FFO (5) . . . .         (793)         (968)
Other - share of Co-investments Cap exp. . . .          (93)          (89)
                                                   --------      --------
Funds available for distribution (FAD) . . . .     $ 14,505        13,418
                                                   ========      ========

FFO per share. . . . . . . . . . . . . . . . .     $   0.63          0.59
FAD per share. . . . . . . . . . . . . . . . .     $   0.59          0.55

Dividend per share . . . . . . . . . . . . . .     $   0.46          0.45

Dividend as a % of FFO . . . . . . . . . . . .        73.5%         76.2%
Dividend as a % of FAD . . . . . . . . . . . .        78.0%         82.2%
                                                   ========      ========

NOTES:

(1) Includes share of income before goodwill amortization of $104 and $100 for the three months ended March 31, 2000 and 1999, respectively.

(2) Includes $149 gain on sale of non-residential land by a Service Company subsidiary for the three months ended March 31, 2000.

(3)   Interest on 13% notes receivable and working capital advances.

(4) Includes share of income and share of depreciation of $1,688 and $1,157 for the three months ended March 31, 2000 and 1999, respectively.

(5) Rehab costs of approximately $1,351 and $547 for the three months ended March 31, 2000 and 1999, respectively, are not reflected in cap ex paid from FFO.

                       AMLI RESIDENTIAL PROPERTIES TRUST
                           STATEMENTS OF OPERATIONS
            Unaudited - Dollars in thousands except per share data



                                                     THREE MONTHS ENDED
                                                          MARCH 31,
                                                   ----------------------
                                                     2000          1999
                                                  ---------      --------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . .     $ 26,274        26,695
  Other. . . . . . . . . . . . . . . . . . . .        1,537         1,569
Interest and share of income (loss)
  from Service Cos.. . . . . . . . . . . . . .          831           639
Other interest . . . . . . . . . . . . . . . .          355           327
Share of income from co-investment
  partnerships . . . . . . . . . . . . . . . .        1,185           750
Fees from co-investment partnerships
  and other. . . . . . . . . . . . . . . . . .          643           473
                                                   --------      --------
        Total revenues . . . . . . . . . . . .       30,825        30,453
                                                   --------      --------

EXPENSES
--------
Personnel. . . . . . . . . . . . . . . . . . .        2,743         2,643
Advertising and promotion. . . . . . . . . . .          521           619
Utilities. . . . . . . . . . . . . . . . . . .          773         1,022
Building repairs and maintenance . . . . . . .        1,381         1,292
Landscaping and grounds maintenance. . . . . .          554           594
Real estate taxes. . . . . . . . . . . . . . .        3,342         3,420
Insurance. . . . . . . . . . . . . . . . . . .          230           200
Other operating expenses . . . . . . . . . . .          299           265
Property management fees . . . . . . . . . . .          695           707
Interest, net of capitalized . . . . . . . . .        5,642         5,316
Amortization of deferred costs . . . . . . . .          118           111
Depreciation of real property. . . . . . . . .        3,511         3,529
Depreciation of personal property. . . . . . .        1,455         1,261
General and administrative . . . . . . . . . .          928         1,046
                                                   --------      --------
        Total expenses . . . . . . . . . . . .       22,192        22,025
                                                   --------      --------

Non-recurring item - gains on sale of
  properties (1) . . . . . . . . . . . . . . .       22,316         --
                                                   --------      --------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . . .       30,949         8,428

Minority interest. . . . . . . . . . . . . . .        5,021         1,148
                                                   --------      --------
Income before extraordinary items. . . . . . .       25,928         7,280
Extraordinary items, net of
  minority interest. . . . . . . . . . . . . .        --            --
                                                   --------      --------
Net income . . . . . . . . . . . . . . . . . .       25,928         7,280

Net income allocable to preferred shares . . .        1,829         1,873
                                                   --------      --------
Net income allocable to common shares. . . . .     $ 24,099         5,407
                                                   ========      ========

                       AMLI RESIDENTIAL PROPERTIES TRUST
                     STATEMENTS OF OPERATIONS - CONTINUED



                                                     THREE MONTHS ENDED
                                                          MARCH 31,
                                                   ----------------------
                                                     2000          1999
                                                  ---------      --------
INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items . . . . . . . . . .     $   1.42          0.32
Extraordinary item . . . . . . . . . . . . . .     $   0.00          0.00
                                                   --------      --------
Income per common share. . . . . . . . . . . .     $   1.42          0.32
                                                   ========      ========
Income per common share - diluted. . . . . . .     $   1.23          0.32
                                                   ========      ========

FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and
  extraordinary item . . . . . . . . . . . . .     $ 30,949         8,428
                                                   --------      --------
Depreciation of real property. . . . . . . . .        3,511         3,529
Depreciation of personal property. . . . . . .        1,455         1,261
Non-recurring item - gains on sale
  of properties. . . . . . . . . . . . . . . .      (22,316)        --
Share of Co-investments depreciation . . . . .        1,688         1,157
Share of Service Company amortization of
  goodwill . . . . . . . . . . . . . . . . . .          104           100
                                                   --------      --------
Funds from operations (FFO). . . . . . . . . .     $ 15,391        14,475
FFO per share. . . . . . . . . . . . . . . . .     $   0.63          0.59
                                                   ========      ========

Capital expenditures paid from FFO . . . . . .     $   (793)         (968)
Other - Share Co-investments Cap exp . . . . .          (93)          (89)
                                                   --------      --------
Funds available for distribution (FAD) . . . .     $ 14,505        13,418
FAD per share. . . . . . . . . . . . . . . . .     $   0.59          0.55
                                                   --------      --------
Dividends per share. . . . . . . . . . . . . .     $   0.46          0.45
                                                   ========      ========
Dividends as a % of FFO. . . . . . . . . . . .        73.5%         76.2%
Dividends as a % of FAD. . . . . . . . . . . .        78.0%         82.2%
                                                   ========      ========

                       AMLI RESIDENTIAL PROPERTIES TRUST
                           CONDENSED BALANCE SHEETS
            Unaudited - Dollars in thousands except per share data


                                                   Mar. 31,      Dec. 31,
                                                     2000          1999
                                                  ---------      --------
ASSETS
------
Rental apartments
  Land . . . . . . . . . . . . . . . . . . . .     $ 93,442        87,903
  Depreciable property . . . . . . . . . . . .      606,378       566,509
                                                   --------      --------
                                                    699,820       654,412
  Less accumulated depreciation. . . . . . . .      (87,593)      (82,626)
                                                   --------      --------
                                                    612,227       571,786

Rental apartments held for sale,
  net of accumulated depreciation. . . . . . .        --           19,784

Properties under development . . . . . . . . .       60,159        47,314
Investments in partnerships. . . . . . . . . .      118,291       107,518
Cash and cash equivalents. . . . . . . . . . .        2,361         2,318
Security deposits. . . . . . . . . . . . . . .        1,576         1,541
Deferred costs, net. . . . . . . . . . . . . .        3,223         3,377
Notes receivable and advances
  to Service Companies . . . . . . . . . . . .       39,121        35,717
Other assets . . . . . . . . . . . . . . . . .       10,890        15,263
                                                   --------      --------
        Total assets . . . . . . . . . . . . .     $847,848       804,618
                                                   ========      ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt . . . . . . . . . . . . . . . . . . . . .     $398,867       369,541
Accrued interest payable . . . . . . . . . . .        1,759         1,743
Accrued real estate taxes. . . . . . . . . . .        5,717         9,999
Construction costs payable . . . . . . . . . .        1,075         2,068
Security deposits and prepaid rents. . . . . .        2,936         2,807
Other liabilities. . . . . . . . . . . . . . .        2,816         3,606
                                                   --------      --------
        Total liabilities. . . . . . . . . . .      413,170       389,764
                                                   --------      --------

Minority interest. . . . . . . . . . . . . . .       60,707        57,813
                                                   --------      --------
Shareholders' equity
  Preferred shares, $.01 par value . . . . . .           40            40
  Shares of beneficial interest,
    $.01 par value . . . . . . . . . . . . . .          170           170
  Additional paid-in capital . . . . . . . . .      422,614       421,989
  Employees and trustees notes . . . . . . . .      (11,960)      (12,000)
  Retained earnings. . . . . . . . . . . . . .      126,262       100,334
  Dividends paid . . . . . . . . . . . . . . .     (163,155)     (153,492)
                                                   --------      --------
        Total shareholders' equity . . . . . .      373,971       357,041
                                                   --------      --------
        Total liabilities and
          shareholders' equity . . . . . . . .     $847,848       804,618
                                                   ========      ========

                                              AMLI RESIDENTIAL PROPERTIES TRUST
                                          Selected Quarterly Financial Information
                                                      December 31, 2000
                                        (dollars in thousands except for share data)


                                                                            Quarter ending
                                                  -----------------------------------------------------------------
                                                   Mar. 31,      Dec. 31,      Sep. 30,       Jun 30,      Mar. 31,
                                                     2000          1999          1999          1999         1999
                                                 ----------    ----------    ----------    ----------    ----------
Debt                                             $  398,867       369,541       410,177       382,320       380,475
Debt including share of Co-investment debt       $  510,230       468,609       502,770       458,682       454,348

Total Shares and Units Outstanding (1)           24,544,475    24,538,654    24,529,449    24,524,849    24,464,805
Value per Common Share - end of quarter          $    20.50       20.1875         21.00        22.375        20.625

Total Equity (Market Value) -
  end of quarter                                 $  503,162       495,374       515,118       548,743       504,587

Market Capitalization                            $  902,029       864,915       925,295       931,063       885,062
Market Capitalization including
  share of Co-investment debt                    $1,013,392       963,983     1,017,888     1,007,425       958,935
Market Capitalization including
  Co-investment at completed cost                $1,678,237     1,610,307     1,679,212     1,554,018     1,431,730
                                                 ==========    ==========    ==========    ==========    ==========

Total Revenues (2)                               $   30,825        31,843        33,851        32,961        30,453
EBITDA (3)                                       $   21,151        21,961        22,283        22,044        19,902

FFO                                              $   15,391        16,412        16,370        16,322        14,475
FAD                                              $   14,505        15,275        15,232        14,857        13,418

Dividends Paid                                   $   11,290        11,287        11,038        11,011        11,004

Debt service (net of capitalized interest)       $    6,316         6,075         6,497         6,280         5,995
Interest Expense                                 $    5,642         5,439         5,821         5,625         5,316

G & A Expense                                    $      928           823         1,225           948         1,046

Total Shares and Units Outstanding -
  Wtd. Avg.                                      24,541,971    24,534,912    24,527,610    24,467,931    24,455,709
                                                 ==========    ==========    ==========    ==========    ==========





                                              AMLI RESIDENTIAL PROPERTIES TRUST
                                    Selected Quarterly Financial Information - CONTINUED

                                                      December 31, 2000
                                        (dollars in thousands except for share data)

                                                                            Quarter ending
                                                  -----------------------------------------------------------------
                                                   Mar. 31,      Dec. 31,      Sep. 30,       Jun 30,      Mar. 31,
                                                     2000          1999          1999          1999         1999
                                                 ----------    ----------    ----------    ----------    ----------

Interest Coverage Ratio                                3.75          4.04          3.83          3.92          3.74

Debt as % of Total Market
  Capitalization                                     44.22%        42.73%        44.33%        41.06%        42.99%
Debt (incl. Share of Co-investment
  debt) as % of Total Market Cap                     50.35%        48.61%        49.39%        45.53%        47.38%

EBITDA as % of Total Market
  Capitalization                                      9.38%        10.16%         9.63%         9.47%         8.99%
FFO as % of Total Market Equity                      12.24%        13.25%        12.71%        11.90%        11.47%

G&A as % of Total Market Capitalization               0.41%         0.38%         0.53%         0.41%         0.47%
G&A as % of Total Revenues                            3.01%         2.58%         3.62%         2.88%         3.43%

Dividends as % of FFO (4)                             73.5%         68.9%         69.1%         67.7%         76.2%
Dividends as % of FAD (4)                             78.0%         74.0%         74.3%         74.3%         82.2%
                                                 ==========    ==========    ==========    ==========    ==========

Apartment Units - In Operation
  Wholly Owned                                       12,576        12,515        13,288        13,032        13,032
  Co-investments                                      9,205         8,936         8,058         7,583         7,007
                                                 ----------    ----------    ----------    ----------    ----------
                                                     21,781        21,451        21,346        20,615        20,039
                                                 ----------    ----------    ----------    ----------    ----------
Apartment Units - Under Development or
 in lease up
  Wholly Owned                                          200           200           200           416         1,246
  Co-investments                                      4,098         4,098         5,138         4,306         3,136
                                                 ----------    ----------    ----------    ----------    ----------
                                                      4,298         4,298         5,338         4,722         4,382
                                                 ----------    ----------    ----------    ----------    ----------
          Total Units                                26,079        25,749        26,684        25,337        24,421
                                                 ==========    ==========    ==========    ==========    ==========

    (1)  Includes 3,975,000 preferred shares convertible to common shares.
    (2)  Excluding gains on sales of completed rental properties.
    (3)  Includes other income, net of G & A expenses.
    (4)  Based on per share amounts.

                                              AMLI RESIDENTIAL PROPERTIES TRUST
                                               PORTFOLIO INDEBTEDNESS SUMMARY
                                                       March 31, 2000
                                                   (Dollars in thousands)
                                                                                            Weighted
                                                                                              Avg.
                                                          Percent of                        Interest       Years to
Type of Indebtedness                      Balance           Total           Interest          Rate         Maturity
--------------------                     --------        -----------       ----------      ---------      ----------
Conventional Fixed Rate                  $167,867              42.1%            Fixed          7.63%           6.9
Tax-exempt Variable Rate (1)               50,250              12.6%         Variable          5.39%           2.6
Credit Facilities (2)                     175,000              43.9%         Variable          7.15%           2.5
Service Companies                           5,750               1.4%            Fixed          9.22%           2.4
                                         --------             ------                           -----           ---
Total                                    $398,867             100.0%                           7.16%           4.4
                                         ========             ======                           =====           ===

                                                                                            Weighted
                                Balance including                                             Avg.
                                  share of Co-            Percent of                        Interest       Years to
Type of Indebtedness           investment debt(3)           Total           Interest          Rate         Maturity
--------------------            -----------------        -----------       ----------      ---------      ----------

Conventional Fixed Rate                  $279,230              54.7%            Fixed          7.63%           7.0
Tax-exempt Variable Rate (1)               50,250               9.8%         Variable          5.39%           2.6
Credit Facilities (2)                     175,000              34.4%         Variable          7.15%           2.5
Service Companies                           5,750               1.1%            Fixed          9.22%           2.4
                                         --------             ------                           -----           ---
Total                                    $510,230             100.0%                           7.26%           5.0
                                         ========             ======                           =====           ===


(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.

(2)  $75,000 has been swapped to a fixed rate ($20,000 maturing in November 2002, $30,000 maturing in February 2003 and
$25,000 maturing in September 2004).  Effective interest rate includes swap costs.

(3)  Co-investment debt represents AMLI Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on AMLI's pro rata share.






                                              AMLI RESIDENTIAL PROPERTIES TRUST
                                                       DEBT MATURITIES
                                                       MARCH 31, 2000
                                              Unaudited - dollars in thousands

                                                                                       There-                  % to
                             2000        2001        2002       2003        2004       after      Total       Total
                           --------    --------    --------   --------    --------   --------    --------    -------
Fixed Rate Mortgages       $  2,136       3,039       3,273     60,117       8,933     90,369     167,867      42.1%
Tax Exempt Bonds*                                    50,250                                        50,250      12.6%
Wachovia/First Chicago
 Line of Credit**                                   175,000                                       175,000      43.9%
Other                           750                              5,000                              5,750       1.4%
                           --------    --------    --------   --------    --------   --------    --------    -------
Total Loans                $  2,886       3,039     228,523     65,117       8,933     90,369     398,867     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
  Percent to Total             0.7%        0.8%       57.3%      16.3%        2.2%      22.7%      100.0%      78.2%
                           ========    ========    ========   ========    ========   ========    ========    =======

SHARE OF CO-INVESTMENT DEBT
Nationwide Life Ins. -
  Greenwood Forest (15%)         14          20       1,679          0           0          0       1,713       1.5%
Lincoln National Ins. -
  Champions Park (15%)           17          24       1,259          0           0          0       1,300       1.2%
Prudential Ins. -
  Champions Centre (15%)          8          12         955          0           0          0         975       0.9%
Allstate Life Ins. -
  Windbrooke (15%)               14          20       1,658          0           0          0       1,692       1.5%
CIGNA - Chevy Chase (33%)       143         202         216      8,770           0          0       9,331       8.4%
Northwestern Mutual Life
  Ins. - Willowbrook (40%)      123         175         189      8,909           0          0       9,396       8.4%
Phoenix Mutual -
  Willeo Creek (30%)             43          61          65      2,688           0          0       2,857       2.6%
Northwestern Mutual Life
  Ins. - Pleasant Hill (40%)     66          96         106        116         127      5,459       5,970       5.4%
Northwestern Mutual Life
  Ins. - Barrett Lakes (35%)     58          83          91         99         108      5,309       5,748       5.1%
Erie Insurance -
  River Park (40%)               36          52          56         60          65      3,272       3,541       3.2%
Prudential Ins. -
  Amli at Danada (10%)           19          27          29         31          33      2,288       2,427       2.2%
Phoenix Home Life -
  Amli at Verandah (35%)         66          94         102        110       5,481          0       5,853       5.2%
Northwestern Mutual Life
  Ins. - Northwinds (35%)        15          95         103        112         122     10,544      10,991       9.9%
Northwestern Mutual Life
  Ins. - Regents Crest (25%)     53          76          82      3,709           0          0       3,920       3.5%




                                              AMLI RESIDENTIAL PROPERTIES TRUST

                                                 DEBT MATURITIES - CONTINUED



                                                                                       There-                  % to
                             2000        2001        2002       2003        2004       after      Total       Total
                           --------    --------    --------   --------    --------   --------    --------    -------
Northwestern Mutual Life
  Ins. - Parkway (25%)           34          49          52         56          60      2,398       2,649       2.4%
Jackson National Life
  Ins. - Timberglen (40%)        32          45          49         52       2,463          0       2,641       2.4%
Northwestern Mutual Life -
  Deerfield (25%)                21          30          33         36          39      2,986       3,145       2.8%
AMI Capital, Inc. -
  Lost Mountain (75%)             3          38          41         44          47      3,684       3,857       3.5%
Amli Residential -
  Summit Ridge (25%)              0           0       2,452          0           0          0       2,452       2.2%
Northwestern Mutual Life
  Ins. - Prestonwood Hills
  (45.3%)                        39          57          61         65          70      4,958       5,250       4.7%
Northwestern Mutual Life
  Ins. - Windward Park
  (45.3%)                        59          87          93        101         108      7,755       8,203       7.4%
FNMA - Oakbend (40%)             49          71          76         83          89      7,150       7,518       6.7%
Northwestern Mutual Life
  Ins. - Midtown (45.3%)         66          98         105        114         123      9,428       9,934       8.9%
                           --------    --------    --------   --------    --------   --------    --------    -------
Total Share of
 Co-investment Loans       $    978       1,512       9,552     25,155       8,935     65,231     111,363     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
  Percent to Total             0.9%        1.4%        8.6%      22.6%        8.0%      58.5%      100.0%      21.8%
                           ========    ========    ========   ========    ========   ========    ========    =======
Total Including Share
 of Co-Investment Debt     $  3,864       4,551     238,075     90,272      17,868    155,600     510,230     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
Percent to Total               0.7%        0.9%       46.7%      17.7%        3.5%      30.5%      100.0%     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======


     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.
     ** In October, the Unsecured Line of Credit maturity was extended to Oct. 2002 with two one-year extensions.


                  AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                           THREE MONTHS ENDED MARCH 31, 2000 VS. THREE MONTHS ENDED MARCH 31, 1999

(Excludes all properties acquired or stabilized after 1/1/99)

                                              1/1/00-3/31/00                                1/1/99-3/31/99
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 4,560         93.1%                               1.3%         91.9%
  Atlanta                2,677         92.2%                              -0.7%         92.8%
  Austin                 1,289         95.5%                               2.9%         92.8%
  Indianapolis           1,536         82.2%                              -7.6%         89.0%
  Kansas                 1,306         86.8%                              -5.6%         91.9%
  Chicago                  196         96.3%                               0.9%         95.4%
                        ------         -----                              -----         -----
     Weighted Average                  91.1%                              -0.9%         91.9%
                                       =====                              =====         =====
       Total            11,564
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                          $  721                   0.7%                      $716
  Atlanta                                         $  818                   3.2%                      $793
  Austin                                          $  751                   5.8%                      $710
  Indianapolis                                    $  673                   2.0%                      $660
  Kansas                                          $  820                   2.4%                      $801
  Chicago                                         $1,013                   7.5%                      $942
                                                  ------                   ----                      ----
     Weighted Average                             $  757                   2.4%                      $739
                                                    ====                   ====                      ====
TOTAL PROPERTY
REVENUES                                                Per Month                                     Per Month
---------------                                        ----------                                    ----------
Dallas                           $ 9,666,147      $  707        $ 0.81     2.2%   $ 9,458,496      $  691     $ 0.79
Atlanta                          $ 6,419,546      $  799        $ 0.84     3.4%   $ 6,210,946      $  773     $ 0.82
Austin                           $ 2,950,647      $  763        $ 0.98     8.3%   $ 2,725,215      $  705     $ 0.90
Indianapolis                     $ 2,753,883      $  598        $ 0.66    -4.0%   $ 2,869,988      $  623     $ 0.69
Kansas                           $ 3,004,116      $  767        $ 0.77    -1.8%   $ 3,059,220      $  781     $ 0.79
Chicago                          $   595,060      $1,012        $ 1.12     8.7%   $   547,265      $  931     $ 1.03
                                 -----------      ------        ------    -----   -----------      ------     ------
    Total                        $25,389,399      $  732        $ 0.82     2.1%   $24,871,130      $  717     $ 0.80
                                 ===========      ======         =====    =====   ===========      ======     ======





            AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/99)

                                              1/1/00-3/31/00                                1/1/99-3/31/99
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $  4,031,821      $3,537         $4.06     3.1%    $3,909,412      $3,429      $3.94
  Atlanta                       $  2,149,430      $3,212         $3.39     6.0%    $2,028,074      $3,030      $3.20
  Austin                        $  1,191,938      $3,699         $4.73    12.0%    $1,064,262      $3,303      $4.22
  Indianapolis                  $  1,085,200      $2,826         $3.14     0.8%    $1,077,115      $2,805      $3.12
  Kansas                        $    981,965      $3,008         $3.02    -6.5%    $1,050,620      $3,218      $3.24
  Chicago                       $    225,465      $4,601         $5.08   -10.2%    $  250,982      $5,122      $5.65
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  9,665,818      $3,343         $3.73     3.0%    $9,380,465      $3,245      $3.62
                                ============      ======         =====    =====    ==========      ======      =====
Operating Efficiency                   38.1%                                            37.7%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            2000%   1999%
---            -----   -----
 Dallas        58.3%   58.7%    $  5,634,326        $412         $0.47     1.5%   $ 5,549,084        $406      $0.47
 Atlanta       66.5%   67.3%    $  4,270,116        $532         $0.56     2.1%   $ 4,182,873        $521      $0.55
 Austin        59.6%   60.9%    $  1,758,708        $455         $0.58     5.9%   $ 1,660,953        $430      $0.55
 Indianapolis  60.6%   62.5%    $  1,668,683        $362         $0.40    -6.9%   $ 1,792,872        $389      $0.43
 Kansas        67.3%   65.7%    $  2,022,151        $516         $0.52     0.7%   $ 2,008,600        $513      $0.52
 Chicago       62.1%   54.1%    $    369,595        $629         $0.69    24.7%   $   296,283        $504      $0.56
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      61.9%   62.3%    $ 15,723,580        $453         $0.51     1.5%   $15,490,666        $447      $0.50
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       61.9%                                            62.3%
                                ============                                      ===========
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  ------------                                  ------------
  Dallas                        $    380,393      $  334         $0.38    27.1%    $  299,368        $263      $0.30
  Atlanta                       $    152,058      $  227         $0.24    46.8%    $  103,551        $155      $0.16
  Austin                        $    103,214      $  320         $0.41   -65.4%    $  298,609        $927      $1.18
  Indianapolis                  $     43,719      $  114         $0.13   -32.6%    $   64,911        $169      $0.19
  Kansas                        $     60,124      $  184         $0.19    38.7%    $   43,335        $133      $0.13
  Chicago                       $     18,346      $  374         $0.41    14.4%    $   16,039        $327      $0.36
                                ------------      ------         -----   ------    ----------        ----      -----
   Total                        $    757,854      $  262         $0.29    -8.2%    $  825,811        $286      $0.32
                                ============      ======         =====   ======    ==========        ====      =====

            AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/99)
                                              3/1/00-3/31/00                                3/1/99-3/31/99
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $    531,693      $  466         $0.54    31.8%    $  403,484      $  354      $0.41
  Atlanta                       $    325,897      $  487         $0.51    20.8%    $  269,863      $  403      $0.43
  Austin                        $    166,501      $  517         $0.66    43.9%    $  115,676      $  359      $0.46
  Indianapolis                  $    144,023      $  375         $0.42   -19.4%    $  178,645      $  465      $0.52
  Kansas                        $     87,247      $  267         $0.27   -14.4%    $  101,979      $  312      $0.31
  Chicago                       $     30,428      $  621         $0.69    -8.1%    $   33,111      $  676      $0.75
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  1,285,789      $  445         $0.50    16.6%    $1,102,757      $  381      $0.43
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                     ------------                                   ------------
  Dallas                        $  1,451,563      $1,273         $1.46    -1.7%    $1,476,753      $1,295      $1.49
  Atlanta                       $    504,150      $  753         $0.79    -0.4%    $  506,064      $  756      $0.80
  Austin                        $    445,475      $1,382         $1.77    30.5%    $  341,435      $1,060      $1.35
  Indianapolis                  $    306,540      $  798         $0.89     9.9%    $  279,011      $  727      $0.81
  Kansas                        $    267,528      $  819         $0.82   -15.5%    $  316,635      $  970      $0.98
  Chicago                       $    101,239      $2,066         $2.28   -23.3%    $  132,000      $2,694      $2.97
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  3,076,495      $1,064         $1.19     0.8%    $3,051,898      $1,056      $1.18
                                ============      ======         =====    =====    ==========      ======      =====



















         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                           THREE MONTHS ENDED MARCH 31, 2000 VS. THREE MONTHS ENDED MARCH 31, 1999
(Excludes all properties acquired or stabilized after 1/1/99)
                                              1/1/00-3/31/00                                1/1/99-3/31/99
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 5,982         93.7%                               1.6%         92.2%
  Atlanta                4,089         93.5%                               1.8%         91.8%
  Austin                 1,289         95.5%                               2.9%         92.8%
  Houston                  754         95.2%                               4.3%         91.3%
  Indianapolis           1,536         82.2%                              -7.6%         89.0%
  Kansas                 1,674         86.7%                              -6.4%         92.7%
  Chicago                2,112         94.4%                              -1.5%         95.9%
                        ------         -----                              -----         -----
     Weighted Average                  92.2%                              -0.1%         92.3%
                                       =====                              =====         =====
       Total            17,436
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                          $  723                   0.6%                      $719
  Atlanta                                         $  831                   2.6%                      $810
  Austin                                          $  751                   5.8%                      $710
  Houston                                         $  730                  -4.6%                      $765
  Indianapolis                                    $  673                   2.0%                      $660
  Kansas                                          $  810                   2.4%                      $791
  Chicago                                         $1,007                   4.4%                      $965
                                                  ------                   ----                      ----
     Weighted Average                             $  789                   2.1%                      $773
                                                  ======                   ====                      ====
TOTAL PROPERTY
REVENUES                                                Per Month                                     Per Month
---------------                                        ----------                                    ----------
Dallas                           $12,828,750      $  715        $ 0.83     2.3%   $12,538,393      $  699     $ 0.81
Atlanta                          $10,109,856      $  824        $ 0.84     5.3%   $ 9,599,683      $  783     $ 0.79
Austin                           $ 2,950,647      $  763        $ 0.98     8.3%   $ 2,725,215      $  705     $ 0.90
Houston                          $ 1,672,020      $  739        $ 0.80     0.5%   $ 1,664,171      $  736     $ 0.80
Indianapolis                     $ 2,753,883      $  598        $ 0.66    -4.0%   $ 2,869,988      $  623     $ 0.69
Kansas                           $ 3,808,536      $  758        $ 0.77    -2.5%   $ 3,907,224      $  778     $ 0.79
Chicago                          $ 6,485,157      $1,024        $ 1.19     5.0%   $ 6,179,007      $  975     $ 1.14
                                 -----------      ------        ------    -----   -----------      ------     ------
    Total                        $40,608,849      $  776        $ 0.86     2.8%   $39,483,682      $  755     $ 0.84
                                 ===========      ======        ======    =====   ===========      ======     ======




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/99)

                                              1/1/00-3/31/00                                1/1/99-3/31/99
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $  5,428,077      $3,630         $4.20     3.5%   $ 5,246,841      $3,508      $4.06
  Atlanta                       $  3,450,781      $3,376         $3.43     7.0%   $ 3,225,505      $3,155      $3.20
  Austin                        $  1,191,938      $3,699         $4.73    12.0%   $ 1,064,262      $3,303      $4.22
  Houston                       $    674,695      $3,579         $3.87    -8.5%   $   737,604      $3,913      $4.23
  Indianapolis                  $  1,085,200      $2,826         $3.14     0.8%   $ 1,077,115      $2,805      $3.12
  Kansas                        $  1,277,459      $3,052         $3.11    -4.4%   $ 1,336,229      $3,193      $3.25
  Chicago                       $  2,098,049      $3,974         $4.63    -0.6%   $ 2,109,744      $3,996      $4.66
                                ------------      ------         -----    -----   -----------      ------      -----
    Total                       $ 15,206,199      $3,488         $3.86     2.8%   $14,797,300      $3,395      $3.76
                                ============      ======         =====    =====   ===========      ======      =====
Operating Efficiency                   37.4%                                            37.5%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            2000%   1999%
---            -----   -----
 Dallas        57.7%   58.2%    $  7,400,673        $412         $0.48     1.5%   $ 7,291,552        $406      $0.47
 Atlanta       65.9%   66.4%    $  6,659,075        $543         $0.55     4.5%   $ 6,374,178        $520      $0.53
 Austin        59.6%   60.9%    $  1,758,708        $455         $0.58     5.9%   $ 1,660,953        $430      $0.55
 Houston       59.6%   55.7%    $    997,325        $441         $0.48     7.6%   $   926,567        $410      $0.44
 Indianapolis  60.6%   62.5%    $  1,668,683        $362         $0.40    -6.9%   $ 1,792,872        $389      $0.43
 Kansas        66.5%   65.8%    $  2,531,077        $504         $0.51    -1.6%   $ 2,570,995        $512      $0.52
 Chicago       67.6%   65.9%    $  4,387,108        $692         $0.81     7.8%   $ 4,069,264        $642      $0.75
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      62.6%   62.5%    $ 25,402,650        $486         $0.54     2.9%   $24,686,381        $472      $0.52
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       62.6%                                            62.5%
                                ============                                      ===========




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/99)


                                              1/1/00-3/31/00                                1/1/99-3/31/99
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------

CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  ------------                                  ------------
  Dallas                        $    465,400      $  311         $0.36    21.8%    $  382,140        $256      $0.30
  Atlanta                       $    185,139      $  181         $0.18    39.2%    $  132,990        $130      $0.13
  Austin                        $    103,214      $  320         $0.41   -65.4%    $  298,609        $927      $1.18
  Houston                       $     19,471      $  103         $0.11   -51.6%    $   40,237        $213      $0.23
  Indianapolis                  $     43,719      $  114         $0.13   -32.6%    $   64,911        $169      $0.19
  Kansas                        $     75,913      $  181         $0.18    53.0%    $   49,604        $119      $0.12
  Chicago                       $    131,548      $  249         $0.29   -26.1%    $  178,115        $337      $0.39
                                ------------      ------         -----   ------    ----------        ----      -----
    Total                       $  1,024,403      $  235         $0.26   -10.7%    $1,146,605        $263      $0.29
                                ============      ======         =====   ======    ==========        ====      =====

REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $    701,215      $  469         $0.54    31.4%    $  533,706      $  357      $0.41
  Atlanta                       $    453,161      $  443         $0.45    13.0%    $  400,900      $  392      $0.40
  Austin                        $    166,501      $  517         $0.66    43.9%    $  115,676      $  359      $0.46
  Houston                       $     45,371      $  241         $0.26    19.6%    $   37,942      $  201      $0.22
  Indianapolis                  $    144,023      $  375         $0.42   -19.4%    $  178,645      $  465      $0.52
  Kansas                        $    107,624      $  257         $0.26   -13.0%    $  123,700      $  296      $0.30
  Chicago                       $    274,797      $  520         $0.61    -2.4%    $  281,549      $  533      $0.62
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  1,892,692      $  434         $0.48    13.2%    $1,672,118      $  384      $0.42
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                     ------------                                   ------------
  Dallas                        $  1,965,316      $1,314         $1.52     0.3%    $1,958,579      $1,310      $1.51
  Atlanta                       $    849,109      $  831         $0.84    -0.6%    $  854,211      $  836      $0.85
  Austin                        $    445,475      $1,382         $1.77    30.5%    $  341,435      $1,060      $1.35
  Houston                       $    280,160      $1,486         $1.61   -18.0%    $  341,485      $1,812      $1.96
  Indianapolis                  $    306,540      $  798         $0.89     9.9%    $  279,011      $  727      $0.81
  Kansas                        $    351,648      $  840         $0.85   -12.6%    $  402,393      $  962      $0.98
  Chicago                       $    798,527      $1,512         $1.76    -2.8%    $  821,499      $1,556      $1.81
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  4,996,774      $1,146         $1.27     0.0%    $4,998,613      $1,147      $1.27
                                ============      ======         =====    =====    ==========      ======      =====




                                              AMLI RESIDENTIAL PROPERTIES TRUST
                                                    PROPERTY INFORMATION
                                                    As of March 31, 2000
                                                                                               Qtr ended
                                                                                              Mar 31, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates   March 31,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year       of       Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
WHOLLY OWNED
PROPERTIES
------------
Dallas/Ft.
Worth, TX
----------
AMLI:
 at Autumn Chase      Carrollton, TX       1991   87/96/99     690     598,128        867    $735    $0.85        90.5%
 at Bent Tree         Dallas, TX           1997       1996     300     282,774        943     827     0.88        93.8%
 at Bishop's Gate     West Plano, TX       1997       1997     266     292,094      1,098   1,005     0.92        90.7%
 at Chase Oaks        Plano, TX            1994       1986     250     193,736        775     684     0.88        96.1%
 at Gleneagles        Dallas, TX           1988      87/97     590     520,357        882     716     0.81        92.6%
 on the Green         Ft. Worth, TX        1994      90/93     424     358,560        846     695     0.82        93.9%
 at Nantucket         Dallas, TX           1988       1986     312     222,208        712     576     0.81        97.2%
 of North Dallas      Dallas, TX          89/90      85/86   1,032     906,808        879     684     0.78        90.1%
 on Rosemeade         Dallas, TX           1990       1987     236     205,334        870     686     0.79        94.7%
 at Valley Ranch      Irving, TX           1990       1985     460     389,940        848     719     0.85        97.0%
                                                             -----   ---------        ---    ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                             4,560   3,969,939        871     721    $0.83        92.9%
                                                             -----   ---------        ---    ----    -----       ------
Atlanta, GA
-----------
AMLI:
 at Clairmont         Atlanta, GA          1998       1988     288     229,335        796     807     1.01        96.2%
 at Killian Farms     Snellville, GA                  1999     256     262,785      1,027     783     0.76        98.5%
 at Park Creek        Gainesville, GA                 1998     200     195,146        976     777     0.80        92.5%
 at Peachtree City    Fayette County, GA              1998     312     305,756        980     928     0.95        95.9%
 at Spring Creek      Dunwoody, GA                  85/86/
                                                     87/89   1,180   1,080,568        916     760     0.83        91.6%
 at Vinings           Atlanta, GA         92/97       1985     360     374,240      1,040     825     0.79        92.6%
 at West Paces        Atlanta, GA          1993       1992     337     353,700      1,050     948     0.90        90.6%
 at Towne Creek       Gainesville, GA                 1989     150     121,722        811     623     0.77        93.8%
                                                            ------   ---------      -----    ----    -----       ------
  Subtotal-
  Atlanta, GA                                                3,083   2,923,252        948     806     0.85        93.2%
                                                            ------   ---------      -----    ----    -----       ------




                                                                                               Qtr ended
                                                                                              Mar 31, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates   March 31,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year       of       Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------

Austin, TX
----------
AMLI:
 at the Arboretum     Austin, TX           1986       1983     231     178,116        771     730    $0.95        96.3%
 in Great Hills       Austin, TX           1991       1985     344     257,984        750     738     0.98        97.0%
 at Lantana Ridge     Austin, TX           1997       1997     354     311,857        881     867     0.98        94.0%
 at Martha's
   Vineyard           Austin, TX           1992       1986     360     260,380        723     663     0.92        96.1%
 at Stonehollow       Austin, TX           2000       1997     606     524,660        866     812     0.94        95.7%
                                                             -----   ---------        ---    ----    -----        -----
  Subtotal-
  Austin, TX                                                 1,895   1,532,997        809     771     0.95        95.7%
                                                             -----   ---------        ---    ----    -----        -----
Eastern Kansas
--------------
AMLI:
 at Alvamar           Lawrence, KS         1994       1989     152     125,800        828     700    $0.85        86.7%
 at Centennial        Overland Park, KS    1998       1998     170     204,858      1,205     960     0.80        86.2%
 at Lexington Farms   Overland Park, KS    1998       1998     404     392,693        972     803     0.83        88.2%
 at Regents Center    Overland Park, KS    1994   91/95/97     424     398,674        940     771     0.82        89.0%
 at Town Center       Overland Park, KS    1997       1997     156     176,914      1,134     961     0.85        83.9%
                                                             -----   ---------      -----   -----    -----        -----
  Subtotal
   -Eastern KS                                               1,306   1,298,939        995     820     0.82        87.5%
                                                             -----   ---------      -----   -----    -----        -----
Indianapolis, IN
----------------
AMLI:
 at Conner Farms      Indianapolis, IN     1997       1993     300     327,396      1,091     828    $0.76        94.9%
 at Eagle Creek       Indianapolis, IN     1998       1998     240     233,432        973     755     0.78        90.0%
 at Riverbend         Indianapolis, IN    92/93      83/85     996     820,712        824     607     0.74        75.7%
                                                             -----   ---------      -----    ----    -----        -----
  Subtotal
   -Indianapolis,
      IN                                                     1,536   1,381,540        899     673     0.75        81.7%
                                                             -----   ---------      -----    ----    -----        -----





                                                                                               Qtr ended
                                                                                              Mar 31, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates   March 31,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year       of       Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------

Chicago, IL
------------
AMLI:
 at Poplar Creek      Schaumburg, IL       1997       1985     196     177,630        906   1,013     1.12        96.8%
                                                             -----  ----------      -----   -----    -----        -----

  TOTAL
   WHOLLY OWNED
   PROPERTIES                                               12,576  11,284,297        897    $758    $0.85        91.5%
                                                            ======  ==========       ====    ====    =====        =====





                                                                                               Qtr ended
                                                                                              Mar 31, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates   March 31,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year       of       Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
Atlanta, GA
-----------
AMLI:
 at Barrett Lakes     Cobb County, GA                 1997     446     462,368      1,037     872    $0.84        95.8%
 at Pleasant Hill     Gwinnett County, GA             1996     502     501,816      1,000     804     0.80        98.0%
 at River Park        Norcross, GA                    1997     222     226,632      1,021     930     0.91        95.8%
 at Willeo Creek      Rosewell, GA         1995       1989     242     297,302      1,229     856     0.70        93.3%
 at Northwinds        Alpharetta, GA                  1999     800     818,432      1,023     886     0.87        93.9%
 at Windward Park     Alpharetta, GA       1999       1999     328     354,900      1,082     908     0.84        94.2%
                                                             -----   ---------      -----    ----    -----       ------
  Subtotal-
   Atlanta, GA                                               2,540   2,661,450      1,048     871     0.83        95.2%
                                                             -----   ---------      -----    ----    -----       ------

Chicago, IL
-----------
AMLI:
 at Chevy Chase       Buffalo Grove, IL    1996       1988     592     480,820        812   1,030    $1.27        94.4%
 at Danada            Wheaton, IL          1997      89/91     600     521,499        869     975     1.12        96.9%
 at Fox Valley        Aurora, IL                      1998     272     269,237        990     965     0.97        90.2%
 at Willowbrook       Willowbrook, IL      1996       1987     488     418,404        857     989     1.15        92.4%
 at Windbrooke        Buffalo Grove, IL    1995       1987     236     213,160        903   1,061     1.17        96.9%
                                                             -----   ---------        ---   -----    -----        -----
  Subtotal-
  Chicago, IL                                                2,188   1,903,120        870   1,001    $1.15        94.4%
                                                             -----   ---------        ---   -----    -----        -----

Eastern Kansas
--------------
AMLI:
 at Regents Crest     Overland Park, KS    1997       1997     368     346,632        942     772     0.82        86.2%
                                                             -----   ---------        ---    ----    -----        -----





                                                                                               Qtr ended
                                                                                              Mar 31, 2000
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates   March 31,
                                                            Number    Rentable   Average     -------------     2000
                                         Year      Year       of       Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
Dallas/Ft. Worth
----------------
AMLI:
 at Deerfield         Ft. Worth, TX                   1999     240     238,972        996     861     0.86        96.4%
 at Fossil Creek      Ft. Worth, TX                   1998     384     384,358      1,001     811     0.81        95.8%
 at Oakbend           Lewisville, TX                  1997     426     382,690        898     777     0.86        92.7%
 on the Parkway       Dallas, TX                      1999     240     225,248        939     862     0.92        94.1%
 at Prestonwood
   Hills              Dallas, TX           1999       1997     272     245,696        903     843     0.93        93.9%
 on Timberglen        Dallas, TX           1990       1985     260     201,198        774     628     0.81        91.5%
 at Varandah          Arlington, TX        1997      86/91     538     394,304        733     664     0.91        96.9%
                                                             -----   ---------        ---    ----    -----        -----
   Subtotal -
     Dallas/
     Ft. Worth, TX                                           2,360   2,072,466        878     765     0.87        94.7%
                                                             -----   ---------        ---    ----    -----        -----
Austin, TX
----------
AMLI:
 at Wells Branch      Austin, TX                      1999     576     554,582        963     850     0.88        93.6%
                                                             -----   ---------        ---    ----    -----        -----

Houston, TX
-----------
AMLI:
 at Champions
  Centre              Houston, TX          1994       1994     192     164,480        857     723    $0.84        94.5%
 at Champions Park    Houston, TX          1994       1991     246     221,986        902     708     0.78        95.7%
 at Greenwood
   Forest             Houston, TX          1995       1995     316     310,844        984     752     0.76        96.4%
 Midtown              Houston, TX          2000       1998     419     368,818        880     945     1.07        94.3%
                                                            ------   ---------        ---    ----    -----        -----
   Subtotal-
     Houston, TX                                             1,173   1,066,128        909     807     0.89        95.2%
                                                            ------   ---------       ----    ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                               9,205   8,604,378        935     861     0.92        94.4%
                                                            ======   =========        ===    ====    =====        =====
  TOTAL WHOLLY OWNED
    AND CO-INVESTMENT
    PROPERTIES                                              21,781  19,888,675        913    $802    $0.88        92.7%
                                                            ======  ==========        ===    ====    =====        =====

                                                         AMLI RESIDENTIAL PROPERTIES TRUST

                                                           COMPONENTS OF PROPERTY EBITDA

                                                                   THREE MONTHS ENDED MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                                     WHOLLY-OWNED                  CO-INVESTMENTS AT 100%                   COMBINED AT 100%
                          -------------------------------     -------------------------------     -------------------------------
                                                     %                                   %                                   %
                           2000        1999       CHANGE       2000        1999       CHANGE       2000        1999       CHANGE
                         --------    --------    --------    --------    --------    --------    --------    --------    --------
PROPERTY REVENUES
-----------------

Rental Income
-------------
 Same Store Com-
   munities (1). . .     $ 23,978      23,557        1.8%      14,255      13,774        3.5%      38,233      37,331        2.4%
 New Communities (2)          592         173      242.7%       5,594       3,301       69.5%       6,186       3,473       78.1%
 Development and/or
  Lease-up Com
  -munities (3). . .          111       --                      1,003       --                      1,114       --
 Acquisition Com-
  munities (4) . . .        1,096       --                      4,234       --                      5,329       --
 Communities Sold/
  Contributed
  to Ventures (5). .          498       2,965                     109       1,660                     607       4,625
                         --------    --------    --------    --------    --------    --------    --------    --------    --------
    Total. . . . . .     $ 26,274      26,695       (1.6%)     25,195      18,735       34.5%      51,469      45,430       13.3%
                         ========    ========    ========    ========    ========    ========    ========    ========    ========

Other Revenues
--------------
 Same Store
  Communities. . . .    $  1,412       1,314        7.5%         964         839       15.0%       2,376       2,152       10.4%
 New Communities . .          27          16       72.1%         462         227      103.8%         488         242      101.8%
 Development and/or
  Lease-up Com-
  munities . . . . .          12       --                        137       --                        149       --
 Acquisition Com-
  munities . . . . .          52       --                        311       --                        364       --
 Communities Sold/
  Contributed
  to Ventures. . . .          34         239                       8         122                      42         361
                        --------    --------    --------    --------    --------    --------    --------    --------    --------
    Total. . . . . .    $  1,537       1,569       (2.0%)      1,883       1,187       58.7%       3,419       2,755       24.1%
                        ========    ========    ========    ========    ========    ========    ========    ========    ========





                                                         AMLI RESIDENTIAL PROPERTIES TRUST

                                                     COMPONENTS OF PROPERTY EBITDA - CONTINUED



                                                                   THREE MONTHS ENDED MARCH 31,
                            -----------------------------------------------------------------------------------------------------
                                     WHOLLY-OWNED                  CO-INVESTMENTS AT 100%                   COMBINED AT 100%
                          -------------------------------     -------------------------------     -------------------------------
                                                     %                                   %                                   %
                           2000        1999       CHANGE       2000        1999       CHANGE       2000        1999       CHANGE
                         --------    --------    --------    --------    --------    --------    --------    --------    --------
Total Property Revenues
-----------------------
 Same Store Communities. $ 25,389      24,871        2.1%      15,219      14,613        4.2%      40,609      39,484        2.8%
 New Communities . . . .      619         188      228.6%       6,056       3,527       71.7%       6,675       3,716       79.6%
 Development and/or
  Lease-up Communities .      123       --                      1,140       --                      1,263       --
 Acquisition Communities    1,148       --                      4,545       --                      5,693       --
 Communities Sold/Contri-
  buted to Ventures. . .      532       3,204                     117       1,782                     649       4,986
                         --------    --------    --------    --------    --------    --------    --------    --------    --------
    Total. . . . . . . . $ 27,811      28,263       (1.6%)     27,078      19,922       35.9%      54,889      48,185       13.9%
                         ========    ========    ========    ========    ========    ========    ========    ========    ========
Company's share of
 Co-investment total
 revenues. . . . . . . .                                        7,878       5,372
                                                             ========    ========

Total Operating Expenses
------------------------
 Same Store Communities. $  9,666       9,380        3.0%       5,540       5,417        2.3%      15,206      14,797        2.8%
 New Communities . . . .      198         146       35.6%       2,302       1,466       57.0%       2,500       1,612       55.1%
 Development and/or
  Lease-up Communities .       87        --                       918       --                      1,005       --
 Acquisition Communities      401        --                     1,722       --                      2,123       --
 Communities Sold/Contri-
  buted to Ventures. . .      186       1,236                      80         793                     266       2,029
                         --------    --------    --------    --------    --------    --------    --------    --------    --------
    Total. . . . . . . . $ 10,538      10,763       (2.1%)     10,563       7,676       37.6%      21,100      18,439       14.4%
                         ========    ========    ========    ========    ========    ========    ========    ========    ========
Company's Share of Co-
 Investment Total
 Revenues. . . . . . . .                                        3,029       2,048       47.9%
                                                             ========    ========    ========





                                                         AMLI RESIDENTIAL PROPERTIES TRUST

                                                     COMPONENTS OF PROPERTY EBITDA - CONTINUED



                                                                    THREE MONTHS ENDED MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                                      WHOLLY-OWNED                  CO-INVESTMENTS AT 100%                   COMBINED AT 100%
                           -------------------------------     -------------------------------     -------------------------------
                                                      %                                   %                                   %
                            2000        1999       CHANGE       2000        1999       CHANGE       2000        1999       CHANGE
                          --------    --------    --------    --------    --------    --------    --------    --------    --------
Property EBITDA
---------------
 Same Store Communities.  $ 15,724      15,491        1.5%       9,679       9,196        5.3%      25,403      24,686        2.9%
 New Communities . . . .       421          42      896.5%       3,754       2,061       82.1%       4,175       2,103       98.5%
 Development and/or
  Lease-up Communities .        36       --                        223       --                        258       --
 Acquisition Communities       747       --                      2,823       --                      3,570       --
 Communities Sold/Contri-
  buted to Ventures. . .       346       1,968                      37         989                     383       2,957
                          --------    --------    --------    --------    --------    --------    --------    --------    --------
    Total. . . . . . . .  $ 17,273      17,501       (1.3%)     16,515      12,246       34.9%      33,789      29,747       13.6%
                          ========    ========    ========    ========    ========    ========    ========    ========    ========
Company's Share of Co-
 Investment EBITDA
 (incl. share of
 cash flow in excess of
 ownership %). . . . .                                        $  5,039       3,394       48.4%       5,039       3,394       48.4%
                                                              ========    ========    ========    ========    ========    ========
Percent of Co-Investment
 EBITDA. . . . . . . .                                             31%         28%       10.1%         15%         11%
                                                              ========    ========    ========    ========    ========


(1)  Stabilized Communities at 1/1/99.

(2)  Development Communities stabilized after 1/1/99 but before 1/1/00.

(3)  Development Communities not yet stabilized.

(4)  Stabilized Communities acquired after 1/1/99.

(5)  Communities sold or contributed to co-investment ventures.


                                                         AMLI RESIDENTIAL PROPERTIES TRUST

                                                              DEVELOPMENT ACTIVITIES

                                                                First Quarter 2000
                                                     Construc-                                    Percent    Percent
                                                       tion        First     Comple-   Stabili-  Construc-   Leased
Community          Number     Costs       Percent      Start       Units      tion     zation      tion       as of
Name              of Units  (millions)   Ownership     Date       Occupied    Date      Date      Complete   4/23/00
----------        --------  ----------   ---------   ---------    --------   -------   --------  ---------   --------
Completed and
In Initial
Lease Up
-------------

INDIANAPOLIS, IN
----------------
AMLI
 on Spring Mill*       400      $ 29.5         20%       2Q/97       1Q/98     2Q/99      2Q/00       100%        88%
 at Oakhurst North     464        43.3         25%       1Q/97       2Q/98     3Q/99      2Q/00       100%        99%

Under Construction
And/Or In Initial
Lease Up
------------------

ATLANTA, GA
-----------
AMLI
 at Mill Creek         400        27.1         25%       3Q/99       4Q/00     3Q/01      2Q/02        11%        N/A
 at Park Bridge        352        24.6         25%       2Q/99       2Q/00     1Q/01      4Q/01        36%        N/A
 at Lost Mountain      164        11.4         74%       2Q/99       2Q/00     4Q/00      2Q/01        67%         9%

DALLAS/FT WORTH, TX
-------------------
AMLI at
 Bent Tree II          200        13.9        100%       4Q/98       4Q/99     2Q/00      3Q/00        95%        56%

AUSTIN, TX
----------
AMLI at
 Monterey Oaks         430        30.4         25%       4Q/98       1Q/00     3Q/00      3Q/01        71%        34%





                                                         AMLI RESIDENTIAL PROPERTIES TRUST

                                                        DEVELOPMENT ACTIVITIES - CONTINUED


                                                     Construc-                                    Percent    Percent
                                                       tion        First     Comple-   Stabili-  Construc-   Leased
Community          Number     Costs       Percent      Start       Units      tion     zation      tion       as of
Name              of Units  (millions)   Ownership     Date       Occupied    Date      Date      Complete   4/23/00
----------        --------  ----------   ---------   ---------    --------   -------   --------  ---------   --------

CHICAGO (METRO),
 IL
----------------
AMLI at
 St. Charles           400        43.4         25%       3Q/98       3Q/99     2Q/00      1Q/01        93%        62%

OVERLAND PARK, KS
-----------------
AMLI at
 Wynnewood Farms       232        18.2         25%       2Q/98       4Q/99     2Q/00      4Q/00        86%        52%
 at Regents Crest II   108         7.8         25%       2Q/98       3Q/99     2Q/00      2Q/00        97%        47%
 Creekside             224        16.2         25%       2Q/98       4Q/99     2Q/00      4Q/00        88%        48%

LEE'S SUMMIT, MO
----------------
AMLI at
 Summit Ridge          432        29.3         25%       2Q/99       2Q/00     1Q/01      1Q/02        37%        N/A

INDIANAPOLIS, IN
----------------
AMLI at
 Lake Clearwater       216        16.7         25%       3Q/98       3Q/99     2Q/00      3Q/00        93%        71%
 at Castle Creek       276        20.7         40%       3Q/98       3Q/99     2Q/00      4Q/00        86%        42%
                     -----      ------
TOTAL                4,298      $332.5
                     =====      ======

     *  AMLI's ownership percentage of AMLI at Spring Mill is a Residual Ownership Interest.

                       AMLI RESIDENTIAL PROPERTIES TRUST

PLANNING STAGES

                                         Number
Community Name                          of Units
--------------                         ----------

ATLANTA, GA
-----------
AMLI:
  at Peachtree City II                        216

INDIANAPOLIS, IN
----------------
AMLI
 at Prairie Lakes                             228
 at Prairie Lakes (phases II-IV)            1,100

AUSTIN, TX
----------
AMLI
 at Anderson Mill                             540
 Downtown Austin - Block 20                   216
 Parmer Park                                  520

DALLAS/FT WORTH, TX
-------------------
AMLI
 at Mesa Ridge (Fossil Creek II)              520
 Fossil Lake                                  324
 Fossil Creek IV-A                            240
 Vista Ridge                                  360

HOUSTON, TX
-----------
AMLI
 at King's Harbour                            300
 at Champions II                              288

OVERLAND PARK, KS
-----------------
AMLI
 at Cambridge Square                          402
 at Westwood Ridge                            428



The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.